WRL FREEDOM PREMIER® III VARIABLE ANNUITY

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA U

Supplement Dated October 26, 2018

to the

Prospectus dated May 1, 2018

Effective on or about November 1, 2018, based on changes to the underlying fund portfolio, the following changes apply:

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD PORTFOLIO NAME	NEW PORTFOLIO NAME	OLD SUBADVISOR	NEW SUBADVISOR
TA Clarion Global Real Estate Securities	TA BlackRock Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP	Transamerica BlackRock Global Real Estate Securities VP	AEGON USA Investment Management, LLC	BlackRock Investment Management, LLC

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® III Variable Annuity dated May 1, 2018